Annual Shareholders’ Meeting Fiscal Year Ended April 30, 2019 September 4, 2019

Safe Harbor Statements This presentation is dated as of August, 30 2019 and speaks as of that date. Forward-Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include any statements relating to our possible or assumed future results of operations, business strategies, growth opportunities, and performance improvements at our stores. There are a number of known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from any future results expressed or implied by those forward-looking statements, including our ability to execute our value creation plan or to realize benefits therefrom, as well as other risks, uncertainties and factors which are described in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as filed with the Securities and Exchange Commission and available on our website. Any forward-looking statements contained in this presentation represent our current views as of the date of this presentation with respect to future events, and Casey's disclaims any intention or obligation to update this presentation or revise any forward-looking statements attached in this presentation whether as a result of new information, future events, or otherwise. Use of Non-GAAP Measures This presentation includes refers to "EBITDA," which we define as net income before net interest expense, depreciation and amortization, and income taxes. EBITDA is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). We believe EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities, and it is regularly used by management for internal purposes including our capital budgeting process, evaluating acquisition targets, and assessing store performance. EBITDA is not a recognized term under GAAP and should not be considered a substitute for net income, cash flows from operating activities or other income or cash flow statement data. EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non- GAAP financial measures are not standardized, EBITDA, as defined by us, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of this non-GAAP financial measure with those used by other companies. Reconciliations of EBITDA to GAAP net income for completed fiscal years can be found in our annual reports on Form 10-K, filed with the SEC. 2

Board of Directors » H. Lynn Horak » David Lenhardt – Chair of Casey’s General Stores, Inc. – Former President and Chief Executive Officer of » Darren Rebelez PetSmart, Inc. – President and CEO of Casey’s General Stores, Inc. » Larree Renda » Diane Bridgewater – Retired Executive Vice President of Safeway, Inc. – Executive Vice President/ Chief Financial and » Judy Schmeling Administrative Officer of LCS. – Former Chief Operating Officer of HSN, Inc. and former » Don Frieson President of Cornerstone Brands. – Executive Vice President Supply Chain of Lowe’s » Allison Wing Companies. – Chief Consumer Officer of Bright Health. » Cara Heiden – Retired Co-President of Wells Fargo Home Mortgage. 3

Special Guests » Sean Vicente – Partner, KPMG LLP » Tim Dohlman – Inspector of Election, American Election Services 4

4th Largest C-Store Business in North America1 $7.0 billion 2,100+ 650 million+ 37,000+ Total Enterprise Value Locations in 16 States Guests/Year Total Employees Stock Information2 NASDAQ: CASY Common Shares: 37.0 million Market Cap: $6.2 billion Avg Daily Volume: 349,775 shares LTM Growth Positive ◊ Polite ◊ Professional ◊ Proud 1 By number of stores in North America 6 2 As of close August, 30 2019

Fuel Category » Same-Store Gallons Sold Gallons Sold (in Millions) – Fiscal 2019 Actual: (1.7%) 7% CAGR 2,296 2,199 – Fiscal 2020 Guidance: (0.5%) – 1.0% 2,062 » Average Margin 1,952 1,817 – Fiscal 2019 Actual: 20.3 cpg – Fiscal 2020 Guidance: 20.5 – 22.5 cpg FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Gross Profit Margin (cents per gallon excl CC Fees) Gross Profit Dollars (in Millions) 20.3 12% $466 CAGR 19.6 19.3 $407 $382 $378 18.4 18.5 $351 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 7

Grocery & Other Merchandise Category » Same-Store Sales Revenue (in Millions) – Fiscal 2019 Actual: 3.6% 8% CAGR $2,370 – Fiscal 2020 Guidance: 2.5% – 4.0% $2,184 $2,087 $1,974 » Average Margin $1,795 – Fiscal 2019 Actual: 32.1% – Fiscal 2020 Guidance: 32.0% – 33.0% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Gross Profit Margin % Gross Profit Dollars (in Millions) 8% $760 32.1% 32.1% CAGR 31.9% 31.8% $694 $657 31.5% $629 $576 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 8

Prepared Food & Fountain Category » Same-Store Sales Revenue (in Millions) – Fiscal 2019 Actual: 1.9% 10% CAGR $1,074 $1,006 – Fiscal 2020 Guidance: 3.0% – 6.0% $953 » Average Margin $881 $781 – Fiscal 2019 Actual: 62.2% – Fiscal 2020 Guidance: 61.0% – 63.0% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Gross Profit Margin % Gross Profit Dollars (in Millions) 11% 62.5% 62.3% 62.2% CAGR $669 $614 $594 61.0% $550 59.7% $466 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 9

Fiscal 2020 Guidance as provided on June 10, 2019 Same-Store Sales Average Margin Fuel (Gallons and CPG) (0.5%) – 1.0% 20.5 – 22.5 Grocery and Other Merchandise 2.5% – 4.0% 32.0% – 33.0% Prepared Food and Fountain 3.0% – 6.0% 61.0% – 63.0% Operating Expenses 7.0% – 9.0% (Including Value Creation Plan) Depreciation and Amortization 11.0% – 13.0% New Store Construction 60 stores Acquisitions 25 stores 10

Continuing Our Value Creation Plan Digital Engagement Fleet Card Price Optimization Focus on Operating Expenses Capital Allocation Dividends and Share Repurchase 11

Digital Engagement Identify and Provide Digital Journey Understand Seamless Guests Convenience Design  Website enhancement design phase FY 2018 for Guests Objectives  Enterprise and services integration Build  In-store technology design, build, & FY 2019 pilot  Integrated commerce platform Implement Personalized Pilot Marketing and Rewards  Enhanced analytics & digital engagement » Seamless: A frictionless e-commerce  Mobile app redesign and pilot FY 2020 - experience 2021 Implement  Mobile app launch » Agile: Exceed guest expectations  Loyalty program Digital Digital Transformation » Intelligent: Know every one of our guests  In-store technology integration Enhance  Expansion of online products and » Proactive: Acquire and continually delight services our guest 12

Fleet Card Customer Data » As of FYE 2019, +1,300 new accounts and 7,200 new cards issued » Casey’s locations and prepared food offerings are ideally aligned with third party study of fleet driver preferences Customer Increased Loyalty Fuel Sales » Assumptions for incremental fuel volumes and in- Fleet Card store sales were benchmarked off of industry best practices » Building out a more robust strategy Higher In-store Sales Led by a team with relevant implementation and execution experience 13

Price Optimization

Transforming Marketing Process Through New Technology

- » Rules Based Pricing
- » Promotion Optimization

Fuel	In-Store
Centralized fuel pricing strategy	Optimized product pricing & assortment

Price Optimization Roadmap

☑ Models developed for key categories ☑ Fuel optimization staffing complete and 80% of sites live on PriceAdvantage ☑ All sites live on PriceAdvantage fuel software	Q4 FY2019
Next Steps ☐ Begin to integrate fuel software w/ Point of Sale ☐ Begin to integrate fuel software w/ Digital Price Signs ☐ Begin first round of inside pricing changes ☐ Begin second round of inside category price changes	Q1 FY2020

Price Optimization provides visibility and precision to drive our pricing and promotion strategy

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Continued Focus on Operating Expenses Operating Expenses at Unchanged Stores Cost Reduction Measures » Completed pizza delivery Q3 FY 2018 6.6% actions and enhancements 5.7% » 24-hour store hours refined Q4 FY 2018 4.2% » New fleet management 3.7% Q3/Q4 FY 2018 system (Fuel & Grocery) 2.2% » Enhanced budgeted hours Q2 FY 2019 » Evaluate distribution FY 2020 alternatives FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 » Time-in-motion study FY 2020 % growth in store-level operating expenses for open stores not impacted by recent growth programs 15

Disciplined Approach to Capital Allocation Disciplined Approach to Capital Capital Allocation Priorities » Store base has been significantly upgraded » Invest in high-return growth & profitability initiatives » Limited future capital requirements for store upgrades – Digital Engagement 71% – Price Optimization 1,750 ~71% of store base has been 69% 75% replaced, remodeled, acquired, » Disciplined store growth 61% 65% 1,500 or newly built since FY 2009 53% » Strategic acquisition opportunities 55% 1,250 45% » Return capital to shareholders 39% 45% 1,000 34% 35% FY2020 Budget ($,MM) 750 26% # of#Stores 21% 25% 500 New Store Construction & Acquisitions $ 294 15% 7% Replacements 59 250 5% 1 0 -5% Transportation & Distribution 43 Information Technology 29 New Stores Acquisitions Maintenance & Remodels2 91 Replacements Remodels Total Capital Expenditures $ 516 % of Total Store Count 1 Includes: distribution center #3 ($22M) 16 2 Includes: general maintenance, corporate expansion ($17M), and other initiatives

Disciplined Approach to Capital Allocation (cont’d) Dividends Store Growth 3% » 19 consecutive 2,146 years of dividend 10% CAGR CAGR 2,073 increases $1.16 1,978 » Board approved a $1.04 1,931 $0.96 1,878 quarterly dividend $0.88 increase to $0.32 $0.80 per share at June 2019 meeting FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Unit Growth by Year Share Repurchases FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 New 45 51 48 85 56 » Completed initial $300 million authorization, May 2018 Acquired 36 5 22 26 24 » $300 million authorization through fiscal 2020 » Fiscal 2020 Guidance: 60 New Stores, 25 Acquired Stores 17 Note: CAGR is based off of FY2014 through FY2019

Cash Flows and Balance Sheet April 30, 2019 Operating cash flows $531 million Capital expenditures $453 million Cash and cash equivalents $63 million Long-term debt (net of current maturities) $1.3 billion Total shareholders’ equity $1.4 billion Debt : EBITDA 2.4x Financial covenants (Debt : EBITDA) 3.5x Additional debt capacity $597 million 18

EBITDA & Diluted Earnings Per Share (EPS) EBITDA (in Millions) Diluted EPS 9% 11% CAGR CAGR $560 $563 $5.73 $5.51 $509 $479 $486 $4.62 $4.48 $3.81 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 19 Note: FY 2018 figures exclude one-time benefit from Tax Cuts and Jobs Act.

Casey’s Share Price Share Price For the Fiscal Year Ended April 30, closing price, $ 200 167.84 150 132.35 112.00 112.07 96.60 100 82.18 68.66 Share $ Price, Share 50 0 2014 2015 2016 2017 2018 2019 Current* 20 Note: Current as of market close August 30, 2019

Casey’s Total Shareholder Return Total Shareholder Return For the Fiscal Year Ended April 30, $ 250 202 200 166 168 146 150 121 100 Investment, $ Investment, 50 0 2014 2015 2016 2017 2018 2019 The graph assumes a $100 Investment in the Company’s Common Stock on April 30, 2014 and reinvestment of all dividends. The total shareholder return is not intended to be indicative of future returns. 21

Leadership Team » Darren Rebelez » Darryl Bacon » James Pistillo – President and Chief Executive – VP, Food Services – VP, Accounting & Treasurer Officer » Chris Boling » Rich Schappert » Bill Walljasper – VP, Store Operations – VP, Information Technology – Senior VP, Chief Financial Officer » Hal Brown » Art Sebastian – VP, Support Services – VP, Digital Customer » Julie Jackowski Experience – Senior VP, Corporate General » Megan Elfers – VP, Marketing Counsel & Secretary » Ed Vaske – VP, Transportation & » Deborah Grimes » Brian Johnson Distribution – VP, Fuel Procurement & – Senior VP, Store Development Delivery » Chris Jones – Senior VP, Chief Marketing » Kirk Haworth – VP, Real Estate Officer » Jay Soupene » Sam James – VP, Finance – Senior VP, Operations 23

Annual Shareholders’ Meeting Fiscal Year Ended April 30, 2019 One Se Convenience Blvd. Ankeny, IA 50021 515-965-6100 24

Thank you for your investment